UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 29, 2013
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 30, 2013, the Board of Directors (the "Board") of Christopher & Banks Corporation (the "Company") approved an updated form of indemnification agreement (the "Indemnification Agreement") to be entered into by the Company with each of its directors and with each of its executive officers with reporting obligations under Section 16 of the Securities Exchange Act of 1934. The Indemnification Agreement, among other things, requires the Company to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorney's fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding arising out of the person's services as a director, executive officer or other fiduciary of the Company or any of its subsidiaries. The Indemnification Agreement also would replace the existing indemnification agreements between the Company and each of its directors and executive officers.

The foregoing summary of the Indemnification Agreement is not complete and is subject to, and qualified in its entirety, by the Indemnification Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) New Form of Award Agreement

Effective January 29, 2013, the Compensation Committee (the "Committee") of the Company's Board approved an updated form of Time-Based Restricted Stock Agreement under the Company's Second Amended and Restated 2005 Stock Incentive Plan (the "2005 Plan"). The agreement provides that the forfeiture restrictions as to an Award shall lapse as to one-third of the shares on each of the first three anniversaries of the date of grant. The agreement also provides that all unvested shares are forfeited upon termination of employment, unless due to death or disability.

A copy of this form of agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The description of the award agreement included in this Form 8-K is qualified in its entirety by reference to the attached award agreement.

(e) Severance Agreement with Chief Financial Officer

On January 30, 2013, the Company and its Chief Financial Officer, Peter G. Michielutti ("Executive"), entered into the Company's standard form of severance agreement approved by the Committee as of April 15, 2011 for use with the Company's executive officers (the "Severance Agreement"). The Severance Agreement will be in lieu of Mr. Michielutti's one-year employment agreement, entered into when he joined the Company, which employment agreement will expire by its terms on April 19, 2013. The Company typically does not have employment agreements with its executive officers, other than the Chief Executive Officer. Therefore, the Committee recently approved the Company's entering into with Mr. Michielutti the same form of severance agreement that is in place with each of its executive officers, other than the Chief Executive Officer.

The Severance Agreement provides that the Executive is and remains an at-will employee and thus may be terminated at any time with or without "cause", as such term is defined in the Severance Agreement. If the Executive is terminated without cause and executes a general release of claims in favor of the Company, the Company will be obligated to pay the Executive a severance payment in the aggregate which equals six months of the Executive's current salary or, if greater, six months of the Executive's highest annual salary at any time during the twelve months preceding the date of termination. In addition, the Severance Agreement provides that the Company will pay the Company portion of COBRA health and dental premiums for a period equal to the length of the severance period, unless the Executive is eligible for a government subsidy with respect to such COBRA benefits. The Severance Agreement also contains a provision prohibiting the Executive during the period of his or her employment and for a period of one year after the date of his employment with the Company and its affiliates ends from (i) engaging in certain competitive activities; (ii) soliciting employees to either leave his or her employment with the Company or its affiliates or to establish a relationship with a Competitor (as such term is defined in the Severance Agreement); or (iii) soliciting, engaging or inducing a vendor or supplier of the Company or its affiliates to sever or materially alter its relationship with the Company or to establish a relationship with a Competitor.

The foregoing description of the Severance Agreement is not complete and is qualified in its entirety by reference to the Severance Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective January 30, 2013, the Company's Board of Directors approved an updated and revised Code of Conduct (the “Revised Code of Conduct”), following its periodic review of the Code of Conduct. A copy of the Revised Code of Conduct is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Revised Code of Conduct is also available on the Company's website at www.christopherandbanks.com by clicking on “Investor Relations” and then “Corp. Governance”.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Form of Christopher & Banks Corporation Indemnification Agreement.
10.2	Form of Time-Based Restricted Stock Agreement under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.
10.3	Severance Agreement between Christopher & Banks Corporation and Pete Michielutti dated January 30, 2013.
14.1	Code of Conduct of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

Date: February 1, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Christopher & Banks Corporation Indemnification Agreement.
10.2	Form of Time-Based Restricted Stock Agreement under the Christopher & Banks Corporation Second Amended and Restated 2005 Stock Incentive Plan.
10.3	Severance Agreement between Christopher & Banks Corporation and Pete Michielutti dated January 30, 2013.
14.1	Code of Conduct of Christopher & Banks Corporation.

5